AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 2001
                                                      REGISTRATION NO. 333-30144
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ___________________________

                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           ___________________________
                        FUTURUS FINANCIAL SERVICES, INC.
                 (Name of Small Business Issuer in its Charter)

             GEORGIA                       6021                   58-2485661
(State or other jurisdiction of  (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization)   Classification Code Number) Identification No.)

  281 SOUTH MAIN STREET, SUITE 105A, ALPHARETTA, GEORGIA 30004  (770) 667-7899
         (Address, and telephone number of principal executive offices)

                   WINDWARD PARKWAY, ALPHARETTA, GEORGIA 30004
(Address of principal place of business or intended principal place of business)

                                WILLIAM M. BUTLER
                        FUTURUS FINANCIAL SERVICES, INC.
                                 281 SOUTH MAIN
                               STREET, SUITE 105A
                            ALPHARETTA, GEORGIA 30004
                                 (770) 667-7899
                    (Name, address, and telephone number, of
                                agent for service)
                           ___________________________
                                   Copies to:
                            KATHRYN L. KNUDSON, ESQ.
                     POWELL, GOLDSTEIN, FRAZER & MURPHY LLP
                     191 PEACHTREE STREET, N.E., 16TH FLOOR
                             ATLANTA, GEORGIA  30303
                                 (404) 572-6600

================================================================================

     This  Post-Effective  Amendment  No.3  to  the  Registrants  Registration
Statement on Form SB-2 is being filed to deregister 296,970 shares of Registrant's common stock, no par value, that were originally registered on this Form SB-2 but were not sold.

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this Registration Statement Amendment to be signed on its behalf by the undersigned in the City of Alpharetta, State of Georgia, on August 27, 2001.

                                  FUTURUS  FINANCIAL  SERVICES,  INC.


                                  By:  /s/  William  M.  Butler
                                       ---------------------------------------
                                       William  M.  Butler
                                       President and Chief Executive Officer

     In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.

          SIGNATURE                         TITLE                       DATE
          ---------                         -----                       ----

/s/  William M. Butler            President and Chief Executive
--------------------------------  Officer, Director*             August 27, 2001
William M. Butler


/s/  C. Parke Day +               Secretary, Director            August 27, 2001
--------------------------------
C. Parke Day


/s/  Nathan E. Hardwick, IV +     Director                       August 27, 2001
--------------------------------
Nathan E. Hardwick, IV


/s/  Michael S. Hug +             Director                       August 27, 2001
--------------------------------
Michael S. Hug


/s/  Deborah M. Janicki +         Director                       August 27, 2001
--------------------------------
Deborah M. Janicki

/s/  Gregory A. Janicki +         Chairman of the Board of
--------------------------------  Directors                      August 27, 2001
Gregory A. Janicki


/s/  Donald S. Shapleigh, Jr. +   Director                       August 27, 2001
--------------------------------
Donald S. Shapleigh, Jr.

          SIGNATURE                         TITLE                       DATE
          ---------                         -----                       ----


/s/ Danny L. Tesney                  Treasurer, Director         August 27, 2001
--------------------------------
Danny L. Tesney


/s/  Joel P. Weinbach +              Director                    August 27, 2001
--------------------------------
Joel P. Weinbach



*  Principal executive, financial and accounting officer.


+  By:  /s/  William  M.  Butler
        ------------------------------
        William  M.  Butler
        Attorney-in-fact


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